Exhibit 10(a)

[LETTERHEAD OF SUTHERLAND ASBILL & BRENNAN]



September 1, 2000

Board of Directors
GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, VA  23230

         RE:      GE Life & Annuity Separate Account 4

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of the Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain variable annuity insurance contracts (File No. 333-31172). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                             Very truly yours,

                                             SUTHERLAND ASBILL & BRENNAN LLP



                                             By:  /s/ Stephen E. Roth
                                                ___________________________
                                                Stephen E. Roth